AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of June 6, 2006, among Ferro Finance Corporation (the “Seller”), CAFCO, LLC (the “Investor”), Ferro Electronic Materials, Inc., as an originator, Ferro Corporation, as an originator (together with Ferro Electronic Materials, Inc., the “Originators”) and as collection agent, and Citicorp North America, Inc., as agent (in such capacity, the “Agent”).

PRELIMINARY STATEMENTS.

(1) The Originators, the Collection Agent, the Seller, the Investor and the Agent are parties to a Receivables Purchase Agreement dated as of September 28, 2000, as heretofore amended (the “Agreement”). Capitalized terms not defined herein are used as defined in the Agreement.

(2) The parties desire to amend the definition of “Facility Termination Date” set forth in the Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Agreement. Upon effectiveness of this Amendment as provided in Section 2 below, the definition of “Facility Termination Date” in Section 1.01 of the Agreement is hereby amended by replacing the date “June 29, 2006” therein with the date “June 5, 2007”.

SECTION 2. Effectiveness. This Amendment shall become effective at such time that: (i) executed counterparts of this Amendment have been delivered by each party hereto to the other parties hereto and (ii) a letter agreement amending and restating in its entirety that certain Fee Agreement, dated as of June 30, 2005, between Seller and Agent, in form and substance satisfactory to the Agent, shall have become effective.

SECTION 3. Representations and Warranties. Each of the Seller and the Collection Agent makes each of the representations and warranties contained in Sections 4.01 and 4.02, respectively, of the Agreement (after giving effect to this Amendment), and for the purpose of making such representations and warranties, (i) each reference in Section 4.01 to “the Transaction Documents” shall include this Amendment and (ii) each reference in Section 4.02 to “this Agreement” shall be deemed to be a reference to both the Agreement and this Amendment.

SECTION 4. Confirmation of Agreement. Each reference in the Agreement to “this Agreement” or “the Agreement” shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

SECTION 5. Confirmation of Undertaking Agreement. Ferro Corporation confirms and agrees that, notwithstanding the effectiveness of this Amendment, the Undertaking Agreement heretofore executed and delivered by it is, and shall continue to be, in full force and effect, and the Undertaking Agreement is hereby ratified and confirmed.

SECTION 6. Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this Amendment and any other documents to be delivered hereunder including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Investors with respect thereto and with respect to advising the Agent and the Investors as to the rights and remedies of each under this Amendment, and all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Amendment and any other documents to be delivered hereunder.

SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FERRO CORPORATION By:

Name:
Title:

FERRO ELECTRONIC MATERIALS, INC. By:

Name:
Title:

FERRO FINANCE CORPORATION By:

Name:
Title:

CAFCO, LLC By: Citicorp North America, Inc., as Attorney-in-Fact By:

Name: Junette M. Earl Title: Vice President

CITICORP NORTH AMERICA, INC., as Agent By:

Name: Junette M. Earl Title: Vice President